Exhibit 99.2

Q3 Investor Call Presentation October 30, 2014 © 2014 Broadwind Energy, Inc. All rights reserved. 1

Industry Data and Forward-Looking Statements Disclaimer Broadwind obtained the industry and market data used throughout this presentation from our own research, internal surveys and studies conducted by third parties, independent industry associations or general publications and other publicly available information. Independent industry publications and surveys generally state that they have obtained information from sources believed to be reliable, but do not guarantee the accuracy and completeness of such information. Forecasts are particularly likely to be inaccurate, especially over long periods of time. We are not aware of any misstatements in the industry data we have presented herein, but estimates involve risks and uncertainties and are subject to change based on various factors beyond our control. This presentation includes various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks, uncertainties and assumption, such as statements regarding our future financial condition or results of operations or prospects and strategies for future growth, including with respect to estimated 2014 guidance. Statements in this presentation that are not historical are forward-looking statements. These statements are based on current expectations and we undertake no obligation to update these statements to reflect events or circumstances occurring after this presentation. Such statements are subject to various risks and uncertainties that could cause actual results to vary materially from those stated. Such risks and uncertainties include, but are not limited to: expectations regarding our business, end-markets, relationships with customers and our ability to diversify our customer base; the impact of competition and economic volatility on the industries in which we compete; our ability to realize revenue from customer orders and backlog; the impact of regulation on end-markets, including the wind energy industry in particular; the sufficiency of our liquidity and working capital; our restructuring plans and the associated cost savings; the ability to preserve and utilize our tax net operating loss carry-forwards; and other risks and uncertainties described in our filings with the Securities and Exchange Commission, including those contained in Part I, Item A “Risk Factors” of our Annual Reports on Form 10-K. This presentation contains non-GAAP financial information. We believe that certain non-GAAP financial measures may provide users of this financial information meaningful comparisons between current results and results in prior operating periods. We believe that these non-GAAP financial measures can provide additional meaningful reflection of underlying trends of the business because they provide a comparison of historical information that excludes certain infrequently occurring or non-operational items that impact the overall comparability. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, our reported results prepared in accordance with GAAP. Please see our earnings release dated October 30, 2014 for a reconciliation of certain non-GAAP measures presented in this presentation. 2 © 2014 Broadwind Energy, Inc. All rights reserved. 10/30/2014

# Q3 2014 Overview

Broadwind ENERGY

**Q3 2014 Highlights**

- Booked $66M in new orders
- Challenges in Towers ramping up production and adding new design
- Inventory reduction of $3.5M from Q2 2014 as expected
- Gearing cut operating loss by >50%
- Services strong revenue and order intake

**End Market Environments**

- Wind – Strong fundamentals from cost and demand perspective
- Oil & Gas – strong demand for gearing and fabrications
- Steel – strong demand for gearing
- Mining – demand remains flat for gearing and fabrications


Q3 Revenue $M
$70
$60
$50
$40
$30
2012
2013
2014


Q3 Op. (Loss) cents / share
0.20
0.00
-0.20
-0.40
2012
2013
2014


Q3 Adj. EBITDA $M
$3.0
$2.0
$1.0
$0.0
2012
2013
2014

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© 2014 Broadwind Energy, Inc. All rights reserved.
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Orders and Backlog © 2014 Broadwind Energy, Inc. All rights reserved. 4 Orders – $M $52M in Towers & Weldments orders in Q3 14; near tower production capacity for 2015 Strong increase in Oil and Gas orders, down from PY due to timing of a large wind replacement gearing order; YTD well ahead of PY Services orders up 36% over PY and highest since Q4 2012; strong demand for blade repair, YTD > double PY Order Backlog – $M Q3 2014 ending backlog of $228M Strong order backlog going into 2015 Q3 2013 Q3 2014 YTD 2013 YTD 2014 Towers & Weldments $70.3 $51.7 $168.3 $56.5 Gearing 12.8 9.0 29.3 35.6 Services 3.9 5.3 6.1 13.3 Total $87.0 $66.1 $203.7 $105.5 10/30/2014 Up 36% from PY

# Towers Update

| Challenges | Actions Being Taken |
|---|---|

**Challenges**

- 12 towers fell out of quarter due to production inefficiencies
- Abilene hrs/section nearly 2/3 higher than expected
- Abilene first pass yield fell by 5x
- Additional maintenance spend $500K + due to poor scheduled maintenance compliance and higher capacity levels in Abilene

**Actions Being Taken**

- Manitowoc plant manager temporarily moved to Abilene
- Redeployed key personnel to retrain workforce
- Developing redundancies for bottleneck areas
- Significant focus on on-time servicing of equipment and additional stocking of spares
- Greater support by Manitowoc staff in Abilene

**Expect operational improvements in Q4 and full benefit of corrective actions in 2015**

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© 2014 Broadwind Energy, Inc. All rights reserved.
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Gearing Fundamentals © 2014 Broadwind Energy, Inc. All rights reserved. 6 Market Trend Highlights Wind + Replacement Gearing O&G + Strong Market Drivers Steel + Increase in Capex Spend Mining - Little Growth Productivity Inventory Turns 10/30/2014

Wind Market – Drivers 10/30/2014 © 2014 Broadwind Energy, Inc. All rights reserved. 7 Market Drivers 58% reduction in the cost of energy Regulation 111d retiring older coal generation, creating partial demand for wind New financing vehicles like Yield Co’s Larger rotors have opened new geographic areas that weren’t previously economical More utilities owning wind projects Commercial customers like Walmart, Google, and Microsoft procuring wind energy Source: Lazard Capital $87 $61 Gas Combined Cycle Fundamental case for wind very strong as viable geography expands Unsubsidized Levelized Cost of Energy

Consolidated Financial Results 10/30/2014 © 2014 Broadwind Energy, Inc. All rights reserved. 8 Q3 2014 Comments Sales down 1% from Q3 2013 –Towers and Weldments -4%, Services + 36% Gross margin (ex. restructuring) – down 270 bp from Q3 2013 due to lower volumes in Towers and Weldments Operating expense lower than Q3 2013; lower restructuring and regulatory expense EPS loss of $.12, ahead of Q3 2013; poor Towers and Weldments results pull YTD EPS to loss position 2014 YTD EPS loss includes $.11 charge related to proposed regulatory settlement

Towers and Weldments 10/30/2014 © 2014 Broadwind Energy, Inc. All rights reserved. 9 Third Quarter 2014 Highlights Tower volume down 14% from Q3 2013 EBITDA down $3M; challenges with new tower design and scaling up to full production capacity caused significant cost overruns in Abilene Maintenance $500K higher Operating Margin fell to 7% Q4 results forecast to be similar to Q3; lower margin mix

Gearing 10/30/2014 © 2014 Broadwind Energy, Inc. All rights reserved. 10 Revenue in-line with Q3 2013 EBITDA better than PY due to higher margin mix and absence of regulatory charge Operating loss reduced by 57% due to higher margin mix, lower restructuring costs and absence of regulatory charge Inventory reduced as a result of improved processing times; adversely affected operating results due to lower absorption Third Quarter 2014 Highlights

Services 10/30/2014 © 2014 Broadwind Energy, Inc. All rights reserved. 11 Third Quarter 2014 Highlights Industry recovering – quoting activity up; highest quarterly order rate since Q4 2012 Revenue up 36% from Q3 2013 – continued strong demand for service techs and blade repair EBITDA loss cut in half due to higher volume and lower SGA expense Operating loss improved due to higher volume and lower SGA expense and lower non-cash charges 2013 2014 2013 2014 Revenue-$M 3.7 $ 5.0 $ 15.3 $ 10.9 $ EBITDA-$M (0.8) (0.4) (1.5) (2.3) Op. Loss-$M (1.3) (0.7) (3.2) (3.4) Op. Margin -34.4% -14.6% -21.2% -31.0% Q3 YTD September 30,

Operating Working Capital 10/30/2014 © 2014 Broadwind Energy, Inc. All rights reserved. 12 9/30/14 OWC decreased $14.4 Million from 6/30/14 to $11.5 Million OWC was 5% of annualized Q3 2014 sales Inventory decreased, trade payables and customer deposits increased *Operating Working Capital = Trade Receivables + Inventories – Trade Payables – Customer Deposits

Debt and Liquidity 10/30/2014 © 2014 Broadwind Energy, Inc. All rights reserved. 13 Net debt negative Debt and capital leases less than $5M $20M credit line remained undrawn at 9/30/14 BWEN Board authorizes $10M stock repurchase program

2014 Financial Outlook 10/30/2014 © 2014 Broadwind Energy, Inc. All rights reserved. 14 2014 EPS Walk Q4 expected to be in-line with prior year Full year estimates show continued solid improvement over prior year; Revenue up 15%, operating loss reduced by >70% 2014 estimated EPS loss includes $.11 charge related to proposed regulatory settlement Expect 2014 improvement, despite Towers stumble

Summary Q3 Towers challenges were associated with one facility and will be corrected 2014 financial results should show good improvement over 2013 Solid order backlog to support strong 2015 revenue Wind market fundamentals are strong Oil & Gas markets strong monitoring oil prices closely Strong liquidity position supporting repurchase of stock Gearing continues to grow the backlog and is executing better on production Services demand for blade repair and other tech services is robust Reached potential settlement with the SEC; last of legacy issues should be behind us 10/30/2014 © 2014 Broadwind Energy, Inc. All rights reserved. 15

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